IRREVOCABLE TRANSFER AGENT INSTRUCTIONS



                                 March 13, 2006



Holladay Stock Transfer Inc.
2939 North 67th Place
Scottsdale AZ 85251

Attention:  Thomas C. Laucks

         RE:      MEDICAL STAFFING SOLUTIONS, INC.

Ladies and Gentlemen:


      Reference is made to that certain Amended and Restated Investment Agreement (the "Investment Agreement") of even date herewith by and between Medical Staffing Solutions, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company") and Cornell Capital Partners, LP (referred to as "Cornell" and/or a "Buyer"). Pursuant to the Investment Agreement, the Company has sold to the Buyer, and the Buyer have purchased from the Company Series A Preferred Shares (the "Series A Preferred Shares") in the aggregate amount of Three Million Dollars ($4,400,000) which is convertible into shares of the Company's common stock, no par value (the "Common Stock"), at the Buyer' discretion. The Company has also issued to the Buyer warrants to purchase up to Ninety Five Million (95,000,000) shares of Common Stock, at the Buyer's discretion (the warrant issued on December 13, 2005 and the warrants issued on the date hereof shall collectively be referred to as the "Warrant"). These instructions relate to the following stock or proposed stock issuances or transfers:

      1. Shares of Common Stock to be issued to the Buyer upon conversion of the Series A Preferred Shares ("Conversion Shares").

      2. Up to Ninety Five Million (95,000,000) shares of Common Stock to be issued to the Buyer upon exercise of the Warrant (the "Warrant Shares").


      This letter shall serve as our irrevocable authorization and direction to Holladay Stock Transfer Inc. (the "Transfer Agent") to do the following:

      1. Conversion Shares and Warrant Shares.

      a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Warrant Shares, the Transfer Agent shall issue the Conversion Shares and the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), or a properly completed and duly executed Exercise Notice (the "Exercise Notice") in the form attached as Exhibit A to the Warrant, delivered to the Transfer Agent by the Escrow Agent on behalf of the Company. Upon receipt of a Conversion Notice or an Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

      b. The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers
(i) the Notice of Effectiveness set forth in Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto, and that if the Conversion Shares, and the Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

      c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

      d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Conversion Notice or Exercise Notice and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice or Exercise Notice as the case may be, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

      2. All Shares.

      a. The Transfer Agent shall reserve for issuance to the Buyer a minimum of Six Hundred Sixty One Million Six Hundred Fifty Thousand (661,650,000) Conversion Shares and Ninety Five Million (95,000,000) Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyer provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

      b. The Transfer Agent shall rely exclusively on the Conversion Notice, the Escrow Notice, or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Escrow Notice, or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

      c. The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.


      Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyer, a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyer and neither the Company nor the Transfer Agent will seek to disqualify such counsel.


      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyer.


      Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Company herby confirms and the Transfer Agent acknowledges that while any portion of the Series A Preferred Shares remains unconverted the Company and the Transfer Agent shall not, without the prior consent of the Buyer, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than closing bid price determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the closing bid price of the Common Stock determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company's Common Stock.


      The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.


      The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not purchase the Series A Preferred Shares.


      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                        MEDICAL STAFFING SOLUTIONS, INC.


                                        By:/s/   Dr. B.B. Sahay
                                           -------------------------------
                                        Name:    Dr. B.B. Sahay
                                        Title:   President


                                        DAVID GONZALEZ, ESQ.

                                        /s/ David Gonzalez, Esq.
                                        ----------------------------------
                                            David Gonzalez, Esq.



HOLLADAY STOCK TRANSFER INC.

By:/s/ Thomas C. Laucks
   ----------------------------------
Name:  Thomas C. Laucks
     --------------------------------
Title: Authorized Person
      -------------------------------

                                   SCHEDULE I


                                SCHEDULE OF BUYER

                                                                           ADDRESS/FACSIMILE
NAME                              SIGNATURE                                NUMBER OF BUYER
-----------------------------     ----------------------------------       ---------------------------------------
Cornell Capital Partners, LP      By:   Yorkville Advisors, LLC            101 Hudson Street - Suite 3700
                                  Its:  General Partner                    Jersey City, NJ  07303
                                                                           Facsimile:        (201) 985-8266

                                  By: /s/ Mark Angelo
                                     ----------------------------
                                  Name: Mark Angelo
                                  Its:  Portfolio Manager









                                  SCHEDULE I-1

                                    EXHIBIT I


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


_________, 2006

/s/ Mark Angelo
-------------------------------------------------------

Attention:
           --------------------------------------------

RE:  MEDICAL STAFFING SOLUTIONS, INC.

Ladies and Gentlemen:

      We are counsel to Medical Staffing Solutions, Inc., (the "Company"), and have represented the Company in connection with that certain Investment Agreement, dated as of March 13, 2006 (the "Investment Agreement"), entered into by and among the Company and Cornell Capital Partners LP (the "Buyer") pursuant to which the Company has agreed to sell to the Buyer up to Four Million Four Hundred Thousand Dollars ($4,400,000) of Series A Preferred Shares, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Investment Agreement. Pursuant to the Investment Agreement, the Company also has entered into a Registration Rights Agreement, dated as of March 13, 2006, with the Buyer (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                   EXHIBIT I-1

      The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.


                                        Very truly yours,




                                        By:
                                           -------------------------------------







                                   EXHIBIT I-2

                                   EXHIBIT II


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                                 FORM OF OPINION


________________ 2006

VIA FACSIMILE AND REGULAR MAIL
------------------------------


-------------------------------------------------------

Attention:
          ---------------------------------------------

         RE:  MEDICAL STAFFING SOLUTIONS, INC.

Ladies and Gentlemen:


      We have acted as special counsel to Medical Staffing Solutions, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.


      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit A hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2006.


      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.


      In rendering this opinion we have relied upon the accuracy of the foregoing statements.

                                  EXHIBIT II-1

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit A hereto.


      This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.


Very truly yours,








                                  EXHIBIT II-2

                                    EXHIBIT A


                         (LIST OF SELLING STOCKHOLDERS)


NAME:                                                NO. OF SHARES:
---------------------------------------------      -----------------------------










                                   EXHIBIT A-1